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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  JUNE 4, 2001
                        (Date of Earliest Event Reported)

                            VALERO ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)



    DELAWARE                        1-13175                     74-1828067
(State or other              (Commission File Number)          (IRS Employer
  Jurisdiction                                                 Identification
of incorporation)                                                  Number)

                                ONE VALERO PLACE
                            SAN ANTONIO, TEXAS 78212
          (Address of principal executive offices, including Zip Code)
                                 (210) 370-2000
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On June 4, 2001, Valero Energy Corporation ("Valero") issued a press release announcing that certain subsidiaries of Valero have executed lease agreements with purchase options for a 115,000 barrel-per-day refinery in Corpus Christi and refined product pipelines and terminals in Texas owned and operated by subsidiaries of El Paso Corporation.

         A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) - Not applicable.

(b) - Not applicable.

(c) Exhibits.


    99.1   Press Release issued on June 4, 2001 by Valero Energy Corporation



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            VALERO ENERGY CORPORATION



Date:  June 4, 2001                         By:  /s/ Jay Browning
                                                 -------------------------------
                                                 Name:    Jay D. Browning
                                                 Title:   Corporate Secretary






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                                  EXHIBIT INDEX



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

  99.1         Press Release issued on June 4, 2001 by Valero Energy Corporation


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